Exhibit 32.2

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002

In connection with the Quarterly Report of China New Media Corp. (the “Company”) on Form 10–Q for the period December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hongwen Liu, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes–Oxley Act of 2002, to the best of his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2010

By:	/s/ Hongwen Liu
Hongwen Liu
Chief Financial Officer